UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015

DOCUMENT SECURITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

23 E. Main Street, Suite 1525
Rochester, New York	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(585) 325-3610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 5, 2015 Document Security Systems, Inc. (the “Company”) entered into a securities purchase agreement with a certain accredited investor for the sale of an aggregate of 454,545 shares of common stock at a purchase price of $0.22 per share, for a total purchase price of $100,000. In addition to common stock, the purchaser will receive accompanying four-year warrants to purchase up to an aggregate of 90,909 additional shares of common stock, first exercisable on or after April 6, 2016. As previously reported, as of September 24, 2015, we had entered into securities purchase agreements with investors for an aggregate of $950,000 worth of common stock and warrants.

The offering is being made pursuant to a prospectus supplement filed with the Securities and Exchange Commission on September 17, 2015, and an accompanying prospectus dated November 1, 2013, pursuant to the Company’s shelf registration statement on Form S-3 that was filed with the Securities and Exchange Commission on October 11, 2013 and became effective on November 1, 2013 (File No. 333-191704). The offering is ongoing, and is expected to consist of multiple closings on the same terms to occur on or before October 30, 2015. The Company is offering a number of shares of common stock that could result in aggregate sales proceeds of up to $2.02 million. The form of securities purchase agreement contains customary representations, warranties, and covenants by us and the investors. The accompanying form of warrant contains customary clauses relating to exercise, adjustments for stock dividends and splits, and transferability. No placement agent or underwriter is involved in the offering.

A copy of the amended form of securities purchase agreement is incorporated herein by reference to Exhibit 10.1 to this Report. The foregoing description of the securities purchase agreement, as amended, is not complete and is qualified in its entirety by reference to Exhibit 10.1. A copy of the form of warrant is incorporated herein by reference to Exhibit 10.2 to this report. The foregoing description of the warrant is not complete and is qualified in its entirety by reference to Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No	Description

10.1	Form of Amended Securities Purchase Agreement for September 2015 Financing (incorporated by reference to Exhibit 10.1 to Form 8-K dated October 2, 2015).

10.2	Form of Common Stock Purchase Warrant for September 2015 Financing (incorporated by reference to Exhibit 10.2 to Form 8-K dated September 17, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Date: October 9, 2015	/s/ Jeffrey Ronaldi
By: Jeffrey Ronaldi
Title: Chief Executive Officer